Exhibit 99.1

CECO ENVIRONMENTAL COMPLETES ACQUISITION OF MET-PRO CORPORATION

Creates the Global Leader in Air Pollution Control,

Product Recovery and Fluid Handling Technology

Cincinnati, OHIO; August 27, 2013— CECO Environmental Corp. (NasdaqGM: CECE), a global leader in air pollution control systems, product recovery and filtration technology, announced today that it has completed the previously announced acquisition of Met-Pro Corporation. With pro forma revenues of approximately $300 million, the transaction creates a clear global market leader in air pollution control, product recovery and fluid handling technology.

Today’s announcement follows shareholder approval of the transaction at each of the Special Meetings of CECO and Met-Pro, respectively, on August 26, 2013. Following the close of the market on August 27, 2013, Met-Pro common shares ceased trading on the NYSE.

“Met-Pro is a global leader in fluid handling, product recovery and pollution control equipment with a world class customer base,” said Jeff Lang, Chief Executive Officer of CECO. “Met-Pro not only expands our leverage to key segments such as the petrochemical, refinery and industrial manufacturing, it also provides us with access to new markets including the food processing, semiconductor and pharmaceutical sectors. Their business model, capabilities and culture are highly complementary to CECO and we look forward to having the Met-Pro team join CECO. Our combined manufacturing capabilities and customer base will provide even greater leverage to key growth markets around the globe that would otherwise not be available to us as independent entities.”

Jason DeZwirek, CECO’s Chairman stated, “The acquisition of Met-Pro is a transformative step in CECO’s history and key to our future success. The ability to bring these two great companies and management teams together represents a unique opportunity to create value for our customers and shareholders. This is an exciting day for CECO and we look forward to working with the team at Met-Pro as we enter the next phase of growth.”

ABOUT CECO ENVIRONMENTAL

CECO Environmental is a leading global provider of air pollution control technology. Through its subsidiaries – Aarding, Adwest Technologies, Busch International, CECO Filters, CECO Abatement Systems, Kirk & Blum, Effox-Flextor, Fisher-Klosterman/Buell, CECO China and A.V.C. Specialists – CECO provides a wide spectrum of air quality products and services including engineered equipment, cyclones, scrubbers, dampers, diverters, RTOs, component parts and monitoring and management services. Industries served include refining, petrochemical, power, natural gas, aluminum, steel, automotive, chemical and large industrial processes. Global growth, operational excellence, margin expansion, safety leadership and employee development are CECO’s core competencies and long term objectives.

Met-Pro Technologies LLC, a subsidiary of CECO, manufactures and sells fluid handling equipment, product recovery and pollution control equipment, and filtration products. Its Product Recovery/Pollution Control Technologies segment provides solutions and products for the purification of air or liquids in metal finishing and plating, wastewater treatment, composting, food processing, ethanol production, chemical, petrochemical, printed circuit, semiconductor, steel pickling, battery manufacturing, groundwater remediation, automotive, aerospace, furniture, painting, electronics, printing, and pharmaceutical industries. The company’s Fluid Handling Technologies segment manufactures horizontal, vertical, and in-tank centrifugal pumps for the pumping of acids, brines, caustics, bleaches, seawater, waste liquids, and high temperature liquids used in industrial and commercial applications. It serves chemical, petrochemical, pharmaceutical, fertilizer, pesticides, steel, pulp and paper, electric utility, aquaculture, aquarium, commercial marine/navy, desalination/water reuse, and industrial and municipal waste treatment industries, as well as hospitals, universities, and laboratories. Met-Pro’s Mefiag Filtration Technologies segment designs, manufactures, and sells filtration systems that are used in corrosive applications in the plating, metal finishing, and printing industries. Its Filtration/Purification Technologies segment offers chemicals for the treatment of municipal drinking water systems, and boiler and cooling tower systems; cartridges and filter housings; filtration products for industrial air and liquid applications; custom pleaters and standard filters; water treatment compounds; coagulant and flocculent polymer products; and drinking well water remediation products. The company markets and sells its products through its own personnel, distributors, representatives, and agents worldwide. Met-Pro is headquartered in Harleysville, Pennsylvania.

For more information on CECO Environmental, please visit www.cecoenviro.com and for more information on Met-Pro, please visit met-pro.com.

Contact:

Corporate Information

Jason DeZwirek, Chairman

Jeff Lang, Chief Executive Officer

1-800-333-5475

Safe Harbor

Any statements contained in this press release other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include, but are not limited to: our ability to successfully integrate Met-Pro’s operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of Met-Pro, including economic and financial market conditions generally and economic conditions in CECO’s and Met-Pro’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period to period due to seasonality of the business; the effect of growth on CECO’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; the potential for fluctuations in prices for manufactured components and raw materials; the substantial amount of debt in connection with the acquisition and CECO’s ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; economic and political conditions generally; and the effect of competition in the air pollution control and industrial ventilation industry. These and other risks and uncertainties are discussed in more detail in CECO’s and Met-Pro’s filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. All forward-looking statements attributable to CECO or Met-Pro or persons acting on behalf of either CECO or Met-Pro are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and CECO’s and Met-Pro’s respective filings with the Securities and Exchange Commission. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the rules and regulations of the Securities and Exchange Commission, CECO undertakes no obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.